                                 MAIRS AND POWER
                               BALANCED FUND, INC.





3RD QUARTER REPORT
September 30, 2002


To Our Shareholders:                                           November 18, 2002

THIRD QUARTER RESULTS

In the third quarter, the Balanced Fund experienced its worst performance since the fourth quarter of 1987 because of mounting concerns over the outlook for corporate profits together with the increased likelihood of an eventual military confrontation in the Middle East. The Fund showed a negative total investment return of -9.4% based on a net asset value of $42.67 after adjustment for the reinvestment of cash dividends. This compared with dreadful respective negative benchmark returns of -17.4% and -17.3% for the Dow Jones Industrial Average and Standard & Poor's 500 Stock Index and a positive +5.7% for the Lehman Bros. Gov't/Corp. Bond Index. The Fund's bond portfolio underperformed the Bond Index because of widening yield spreads between corporates and U. S Treasuries in conjunction with the Fund's growing concentration in medium grade corporate bonds. The Fund also slightly underperformed the average negative return of -8.4% for the Morningstar domestic hybrid mutual fund universe made up of 925 funds.

For the first nine months, the Balanced Fund had a negative return of -12.2% compared to respective negative returns of -23.2% and -28.2% for the DJIA and S & P 500. The Lehman Bros. Gov't/Corp. Bond Index produced an impressive positive +9.2% return reflecting the significant decline in interest rates since the beginning of the year. The Morningstar hybrid mutual fund universe showed an average negative return of -13.1% for the same period.

The economy grew at a moderate 3.1% (preliminary basis) during the quarter largely as a result of continuing strength in consumer spending. Personal consumption spending rose by 4.2% reflecting low interest rates and the positive effects of mortgage refinancing. Business spending remained virtually flat showing only a 0.6% increase with capacity utilization still relatively low based on historical experience. Corporate earnings are estimated to have shown an increase in the area of 6% based on early reports of companies in the S & P 500.

Recent action by the Federal Reserve to drop the fed funds rate by 50 basis points to 1.25% had the effect of reducing interest rates to their lowest level in some forty years. However, because of rising credit risks, an easier monetary policy has not directly translated to lower interest rates for many individual and corporate borrowers. In fact, corporate interest rate spreads off of U. S. Treasuries have widened to historically wide levels in recent months.

During the quarter, the unrelenting bear market decline pushed most stock indexes down 50% or more from their previous highs. Valuation levels were adjusted downward across the board with all major industry sectors experiencing declines. As might be expected, healthcare and consumer staples held up the best on a relative basis given the growing concerns over future economic growth. Sectors carrying higher valuations and/or having more economic sensitivity like basic industries (construction and engineering, metals and mining and forest products) and technology (electronic equipment and instruments, software and services and semiconductors) fared the worst. Among individual common stock holdings in the Fund, Zimmer (+7.5%), Community First Bankshares (+6.9%), Bemis (+4.0%) and American Water Works (+3.4%) did the best while Corning (-54.9%), Delta Air Lines (-53.5%), Xcel Energy (-44.5%) and J.P. Morgan Chase (-44.0%) showed the biggest declines.

FUTURE OUTLOOK

We remain reasonably optimistic on the outlook for the U. S. economy despite sluggish employment growth and the recent erosion in the level of consumer confidence. As long as total employment continues to be relatively stable and personal income continues to increase on an inflation-adjusted basis, we believe consumer spending will continue to grow. The recent move by the Federal Reserve to further lower interest rates also helps to increase disposable income by reducing financing costs. The move from surplus to deficit in the Federal budget should have an additional stimulative effect in the months ahead.

Looking ahead, the major question seems to be the timing of an upturn in business spending. While the exact timing is always difficult to predict, we believe such factors as rising demand, increasing competition, the need to increase productivity, and low interest rates will all have the desired effect of gradually shifting business to more growth-oriented spending plans in the not too distant future.

The outlook for corporate profits appears to be favorable even though economic growth may continue to be more moderate in the area of 3%. Continuing progress in the areas of cost reduction and productivity improvement should allow for some increase in profitability and result in an earnings growth rate approaching 10% over the near term.

Considering the fact that interest rates as well as the rate of inflation are both at historically low levels, the bond market would seem to be pretty fully valued. However, because investors have become so risk averse because of the bankruptcy of Enron and WorldCom, as well as accounting issues and concerns about the economy, yield spreads between U. S. Treasuries and corporate bonds have risen to historically wide levels. If our views on the economy are correct, we believe confidence will return and yield spreads on medium grade corporate bonds will gradually narrow in the months to come.

Aside from continuing uncertainties in the Middle East, prospects for the stock market appear reasonably attractive given our outlook for rising corporate profits and the likelihood that interest rates will remain fairly stable over the near term. Although valuation levels are relatively high on an absolute basis, they appear to be reasonable when compared to the prevailing level of interest rates. While difficult to measure, the quality of earnings now being reported is also thought to be considerably improved as a result of recently well publicized acts of fraud and resulting new Federal regulations.

NEW DIRECTOR

At the September 10, 2002 Board Meeting, the Hon. Edward C. Stringer was elected to the Board of Directors to replace J. Thomas Simonet who is retiring after ten years of invaluable service to the Fund. Mr. Stringer recently retired from the position of Associate Justice of the Minnesota Supreme Court. Previous positions held included Executive Vice President, General Counsel and Chief Administrative Officer of the Pillsbury Company as well as Counsel for the U. S Department of Education.

                                                         William B. Frels
                                                         President

SCHEDULE OF INVESTMENTS                                      SEPTEMBER 30, 2002

FIXED INCOME SECURITIES

   FACE                                                                                 MARKET
  AMOUNT                           SECURITY DESCRIPTION                                 VALUE
------------    --------------------------------------------------------------        ----------
                FEDERAL AGENCY OBLIGATIONS 6.6%
 $   250,000    Federal Home Loan Bank                    7.445%      08/15/07        $  262,002
     250,000    Federal Home Loan Bank                    7.235%      10/19/10           280,118
     250,000    Federal Home Loan Bank                     7.05%      01/03/17           252,850
     250,000    Federal Home Loan Bank                     7.00%      04/24/17           255,042
     300,000    Federal National Mortgage Association      7.00%      08/27/12           315,713
     250,000    Federal National Mortgage Association      6.98%      10/01/12           250,000
     250,000    Federal National Mortgage Association      6.92%      12/03/12           251,481
     250,000    Federal National Mortgage Association      6.37%      02/25/14           254,575
     250,000    Federal National Mortgage Association      7.00%      07/15/16           257,071
     250,000    Federal National Mortgage Association      7.00%      04/04/17           254,608
                                                                                      ----------
                                                                                       2,633,460
                                                                                      ----------
                CORPORATE BONDS  30.6%
     250,000    Cooper Tire & Rubber Co.                   7.25%      12/16/02           251,612
     250,000    Household Finance Corp.                    7.00%      02/15/03           253,107
     250,000    Baroid Corporation                         8.00%      04/15/03           249,062
     250,000    Aon Corporation                            6.70%      06/15/03           251,142
     250,000    Ford Motor Credit Company                  6.70%      07/16/04           251,327
     250,000    Fort James Corp.                          6.625%      09/15/04           222,616
     250,000    Public Services of Colorado               6.375%      11/01/05           245,621
     250,000    Motorola, Inc.                             6.75%      02/01/06           246,190
     265,000    J.C. Penney & Co.                          6.00%      05/01/06           234,747
     250,000    Lucent Technologies                        7.25%      07/15/06            98,750
     250,000    Halliburton                                6.00%      08/01/06           225,224
     250,000    Stilwell Financial Inc.                    7.00%      11/01/06           261,269
     250,000    AT&T                                       6.50%      11/15/06           246,513
     250,000    Steel Case Inc.                           6.375%      11/15/06           264,773
     250,000    Goodyear Tire & Rubber Co.                6.625%      12/01/06           214,536
     250,000    Ford Motor Credit Company                  6.50%      01/25/07           241,480
     250,000    Sherwin-Williams Co.                       6.85%      02/01/07           279,036
     250,000    Corning Inc.                               7.00%      03/15/07           157,661
     250,000    Goodyear Tire & Rubber Co.                 8.50%      03/15/07           229,623
     250,000    Bankers Trust NY Corp.                     6.70%      10/01/07           281,419
     350,000    Corning Inc.                               6.30%      03/01/09           196,267
     500,000    SUPERVALU, Inc.                           7.875%      08/01/09           542,913
     250,000    Xcel Energy Inc.                           7.00%      12/01/10           198,750
     250,000    Daimler Chrysler                           7.75%      01/18/11           281,962
     375,000    Sears Roebuck Acceptance Corp.             7.00%      02/01/11           406,529
     250,000    Hertz Corporation                          7.40%      03/01/11           232,480
     250,000    NRG Energy                                 7.75%      04/01/11            56,250
     250,000    General Foods Corporation                  7.00%      06/15/11           259,702
     250,000    Goodyear Tire & Rubber Co.                7.857%      08/15/11           208,820
     200,000    Ford Motor Company Debentures              9.50%      09/15/11           215,130
     250,000    Household Finance Corp.                   6.375%      10/15/11           232,780
     250,000    Kerr McGee                                 7.00%      11/01/11           250,750
     250,000    Bombardier Inc.                            6.75%      05/01/12           221,698
     250,000    Teco Energy                                7.00%      05/01/12           224,575
     250,000    Verizon Communications                    6.875%      06/15/12           255,247
     250,000    Goldman Sachs & Company                    8.00%      03/01/13           303,979
     250,000    Allstate Corp.                             7.50%      06/15/13           299,307
     250,000    Willamette Industries                     7.125%      07/22/13           272,628
  252,900.29    General American Transportation            7.50%      02/28/15           285,344
     250,000    General Motors Acceptance Corp.            7.25%      09/15/17           242,189
     250,000    Servicemaster Company                      7.10%      03/01/18           257,732
     250,000    Lincoln National Corp.                     7.00%      03/15/18           287,967
     500,000    Provident Companies                        7.00%      07/15/18           495,736
     250,000    South Jersey Gas Co.                      7.125%      10/22/18           256,954
     350,000    PPG Industries                             7.40%      08/15/19           382,513

   FACE                                                                                               MARKET
  AMOUNT                                  SECURITY DESCRIPTION                                        VALUE
------------    -----------------------------------------------------------------------------       -----------
                CORPORATE BONDS (CONTINUED)
   500,000      The Toro Company                                      7.80%          06/15/27       $   532,214
                                                                                                    -----------
                                                                                                     12,106,124
                                                                                                    -----------
                CONVERTIBLE CORPORATE BONDS 0.5%
   250,000      Noram Energy                                          6.00%          03/15/12           185,000
                                                                                                    -----------
                                                                                                        185,000
                                                                                                    -----------
                CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCK 1.5%
     6,000      Barclays Bank PLC, Series E                           $ 2.00                            152,880
     2,500      J. P. Morgan Chase & Co., Series A., Adj Rate Pf      $ 5.00                            187,500
    10,000      St. Paul Capital Trust I                              $ 1.90                            253,900
                                                                                                    -----------
                                                                                                        594,280

                TOTAL FIXED INCOME SECURITIES  39.2%                                                $15,518,864
                                                                                                    -----------


COMMON STOCKS

NUMBER OF                                              MARKET
 SHARES         SECURITY DESCRIPTION                   VALUE
---------   -----------------------------            ----------
            BASIC INDUSTRIES 2.9%
  18,000    Bemis Company, Inc.                      $  889,200
   8,000    H. B. Fuller                                212,800
   1,000    Weyerhaeuser Company                         43,770
                                                     ----------
                                                      1,145,770
                                                     ----------
            CAPITAL GOODS 6.7%
   7,000    Briggs & Stratton Corporation               262,780
  52,500    Graco Inc.                                1,302,000
  10,000    Ingersoll-Rand Company                      344,400
  40,000    MTS Systems Corporation                     378,760
  10,000    Pentair, Inc.                               371,700
                                                     ----------
                                                      2,659,640
                                                     ----------
            CONSUMER CYCLICAL 0.8%
   5,000    Genuine Parts Company                       153,200
  12,000    Sturm, Ruger & Co., Inc.                    146,400
                                                     ----------
                                                        299,600
                                                     ----------
            CONSUMER STAPLE 5.2%
   8,000    General Mills, Inc.                         355,360
   6,000    Hershey Foods Corporation                   372,300
  30,000    Hormel Foods Corporation                    656,400
  12,000    Kimberly Clark                              679,680
                                                     ----------
                                                      2,063,740
                                                     ----------
            DIVERSIFIED 3.0%
  17,000    General Electric Company                    419,050
   7,000    3M Company                                  769,790
                                                     ----------
                                                      1,188,840
                                                     ----------
            ENERGY 7.4%
  15,000    BP PLC                                      598,500
  13,000    Burlington Resources Inc.                   498,680
  21,200    Exxon Mobil Corporation                     676,280
   6,000    Murphy Oil Corporation                      492,420

 NUMBER OF                                                              MARKET
  SHARES                   SECURITY DESCRIPTION                         VALUE
----------       --------------------------------------------         -----------
                 ENERGY  (CONTINUED)
    17,000       Schlumberger, Limited                                  $ 653,820
                                                                      -----------
                                                                        2,919,700
                                                                      -----------
                 HEALTH CARE 8.0%
    17,000       Baxter International Inc.                                519,350
    25,000       Bristol-Myers Squibb Company                             595,000
    12,000       Merck & Co.                                              548,520
    35,000       Pfizer Inc.                                            1,015,700
    14,000       Wyeth                                                    445,200
     1,500       Zimmer Holdings *                                         57,510
                                                                      -----------
                                                                        3,181,280
                                                                      -----------
                 FINANCIAL 15.8%
    15,000       American Express Company                                 467,700
    10,000       Bank of America Corporation                              638,000
    18,690       Community First Bankshares, Inc.                         521,077
     7,593       Jefferson-Pilot Corp.                                    304,479
    20,000       Merrill Lynch & Co., Inc.                                659,000
    25,000       J. P. Morgan Chase & Co., Inc.                           474,750
    20,000       St. Paul Companies                                       574,400
    50,000       U.S. Bancorp                                             929,000
    35,000       Wells Fargo & Company                                  1,685,600
                                                                      -----------
                                                                        6,254,006
                                                                      -----------
                 TECHNOLOGY 4.4%
    30,000       Corning Inc. *                                            48,000
    10,000       eFunds Corp. *                                            93,810
    10,000       Emerson Electric Co.                                     439,400
    27,000       Honeywell International Inc.                             584,820
    10,000       International Business Machines Corporation              583,900
                                                                      -----------
                                                                        1,749,930
                                                                      -----------
                 TRANSPORTATION 0.1%
     6,000       Delta Air Lines, Inc.                                     55,740
                                                                      -----------
                 UTILITIES 3.6%
    10,000       American Water Works Company, Inc.                       446,600
    20,000       Qwest Communications  *                                   45,600
    20,000       Verizon Communications                                   548,800
    40,000       Xcel Energy Inc.                                         372,400
                                                                      -----------
                                                                        1,413,400
                                                                      -----------

                 TOTAL COMMON STOCK 57.9%                              22,931,646

                 SHORT TERM INVESTMENTS  2.3%
   898,430       First American Prime Obligation Fund Class I             898,430
                                                                      -----------
                 TOTAL INVESTMENTS 99.4%                               39,348,940
                 OTHER ASSETS AND LIABILITIES (NET)  0.6%                 261,103
                                                                      -----------
                 NET ASSETS 100%                                      $39,610,043
                                                                      ===========


   * Non-income producing

STATEMENT OF NET ASSETS                                                             AT SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------
ASSETS
Investments at market value (cost $26,428,444)                                                $35,817,050
U.S. Governments (cost $2,525,947)                                                              2,633,460
Cash                                                                                              898,430
Dividends and interest receivable                                                                 305,599
Prepaid expense                                                                                    13,525
                                                                                              -----------
                                                                                               39,668,064
LIABILITIES
Accrued management fee                                                $    20,299
Accrued custodian and transfer agent fee                                    4,502
Payable for securities purchased, not yet received                         33,220                  58,021
                                                                      -----------             -----------

NET ASSETS
Equivalent to $42.67 per share on 928,362 shares outstanding                                  $39,610,043
                                                                                              ===========
STATEMENT OF CHANGES IN NET ASSETS                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------
NET ASSETS, December 31, 2001                                                                 $42,036,955
Net investment income, per statement below                            $   962,303
Distribution to shareholders                                             (933,231)                 29,072
                                                                      -----------
Fund shares issued and repurchased:
   Received for 145,758 shares issued                                   6,982,765
   Paid for 63,009 shares repurchased                                  (3,064,279)              3,918,486
                                                                      -----------
Decrease in unrealized net appreciation of investments                                         (6,398,847)
Net gain realized from sales of securities                                                         24,377
                                                                                              -----------

NET ASSETS, September 30, 2002                                                                $39,610,043
                                                                                              ===========
STATEMENT OF NET INVESTMENT INCOME                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                     $   474,029
Interest                                                                                          796,009
                                                                                              -----------
                                                                                                1,270,038
EXPENSES
Management fee (Note A)                                               $   191,274
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)                                     20,119
Legal and auditing fees and expenses                                       18,408
Insurance                                                                   1,269
Other Fees and Expenses                                                    76,665                 307,735
                                                                      -----------             -----------
NET INVESTMENT INCOME                                                                         $   962,303
                                                                                              ===========


NOTE A: The investment management fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment manager. Investment management fees are paid to the manager pursuant to an advisory agreement approved by the Directors of the Fund. The management fee is computed each month at an annual rate of 0.60% of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $4,250.00 in compensation for meetings attended during this nine month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 2002 aggregated $7,868,480 and $3,684,537 respectively.

                                 MAIRS AND POWER
                               BALANCED FUND, INC.

                                 A NO-LOAD FUND
            W1520 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
Investment Manager: 651-222-8478           Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                             PER SHARE
                                                            -------------------------------------------
                                                                           DISTRIBUTIONS      DIVIDENDS
                                                                            OF REALIZED        FROM NET
                         SHARES            TOTAL NET        NET ASSET       SECURITIES        INVESTMENT
    DATES              OUTSTANDING           ASSETS           VALUE            GAINS            INCOME
-------------          -----------        -----------       ---------      -------------      ---------
Dec. 31, 1982            135,050          $ 2,274,421       $  16.84         $  0.33           $  1.25
Dec. 31, 1983            155,828            2,907,432          18.66             -                1.28
Dec. 31, 1984            155,810            2,729,570          17.52            0.45              1.28
Dec. 31, 1985            183,348            3,837,245          20.93            0.35              1.13
Dec. 31, 1986            253,724            5,395,111          21.27            1.87              0.98
Dec. 31, 1987            295,434            5,772,298          19.54            1.09              1.06
Dec. 31, 1988            317,426            6,569,555          20.70            0.42              1.12
Dec. 31, 1989            344,486            7,886,058          22.89            0.33              1.08
Dec. 31, 1990            366,158            8,075,488          22.06            0.07              1.07
Dec. 31, 1991            400,276           10,676,264          26.67             -                1.00
Dec. 31, 1992            428,672           11,535,822          26.91            0.30              1.00
Dec. 31, 1993            476,860           13,441,576          28.19            0.63              0.99
Dec. 31, 1994            494,968           12,972,976          26.21            0.37              1.03
Dec. 31, 1995            519,272           16,978,753          32.70            0.28              1.02
Dec. 31, 1996            558,234           20,565,014          36.84            0.54              1.10
Dec. 31, 1997            632,540           28,789,593          45.52            0.35              1.19
Dec. 31, 1998            766,420           38,355,609          50.05            0.60              1.24
Dec. 31, 1999            810,184           40,610,878          50.13            0.81              1.39
Dec. 31, 2000            797,699           41,369,866          51.86            4.92              1.58
Dec. 31, 2001            845,613           42,036,955          49.71             -                1.45
Sep. 30, 2002            928,362           39,610,043          42.67             -                1.05

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS
      THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED SEPTEMBER
                           30, 2002) ARE AS FOLLOWS:

1 YEAR: -7.3%                     5 YEARS: +4.6%                10 YEARS: +10.1%

    PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE
     OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY
                BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS



     William B. Frels           George A. Mairs, III
  President and Director       Secretary and Director

   Norbert J. Conzemius            Charlton Dietz
         Director                     Director


         Peter G. Robb              Lisa J. Hartzell
  Vice-President and Director          Treasurer

    Charles M. Osborne              J. Thomas Simonet
         Director                       Director